      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 26, 2001

                                                    Registration No. 333-_______
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                            SMITH INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


               DELAWARE                              95-3822631

    (State or other jurisdiction of               (I.R.S. employer
    incorporation or organization)               identification no.)

     411 N. SAM HOUSTON PARKWAY, SUITE 600
               HOUSTON, TEXAS                           77060
    (Address of principal executive offices)          (Zip code)



                            SMITH INTERNATIONAL, INC.
                        STOCK PLAN FOR OUTSIDE DIRECTORS
                            (Full title of the plan)


                                 NEAL S. SUTTON
      SENIOR VICE PRESIDENT - ADMINISTRATION, GENERAL COUNSEL AND SECRETARY
                            SMITH INTERNATIONAL, INC.
                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                              HOUSTON, TEXAS 77060
                                 (281) 443-3370
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   ----------

                        CALCULATION OF REGISTRATION FEE*

===================================================================================================================
                                                                                    PROPOSED
                                                                  PROPOSED          MAXIMUM
                                                              MAXIMUM OFFERING     AGGREGATE
                                              AMOUNT TO BE          PRICE           OFFERING           AMOUNT OF
   TITLE OF SECURITIES TO BE REGISTERED        REGISTERED       PER SHARE(1)        PRICE(1)       REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------

Common Stock, par value $1.00 per share       20,000 shares        $54.53         $1,090,600             $273
===================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee, based upon the average of the high and low prices of a share of Common Stock on the New York Stock Exchange on July 25, 2001, pursuant to Rule 457(c) and Rule 457(h).

* Shares of common stock of the registrant for issuance to non-employee directors of the registrant pursuant to the Smith International, Inc. Stock Plan for Outside Directors have been previously registered under Registration Statements on Form S-8 (Registration No. 33-69840 and Registration No. 333-76635) of the registrant. The number of shares of common stock being carried forward is 40,000. The filing fees associated with the 40,000 shares that were previously paid with the earlier registration statements (Registration No. 33-69840 and Registration No. 333-76635) were $100.00 and $214.00, respectively.

         On December 6, 2000, the Board of Directors of the Company adopted, subject to stockholder approval, amendments to the Smith International, Inc. Stock Plan for Outside Directors to (i) increase from 40,000 to 60,000 the aggregate number of shares of the Company's common stock, $1.00 par value, available for issuance under the plan, (ii) increase the annual grant of common stock to non-employee directors under the plan from 200 to 400 shares, effective January 1, 2001, and (iii) extend the term of the plan until April 25, 2011. The stockholders of the Company approved the amendments to the plan at the Annual Meeting of Stockholders held on May 22, 2001.

         The contents of the Company's Registration Statements on Form S-8 (Registration No. 33-69840 and Registration No. 333-76635) filed with the Securities and Exchange Commission on October 4, 1993 and April 20, 1999, respectively, relating to the plan, including the documents incorporated by reference therein, are incorporated by reference into this registration statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8. EXHIBITS.

         In addition to the exhibits filed or incorporated by reference into the Registration Statements on Form S-8 dated October 4, 1993 and April 20, 1999, the following documents are filed as exhibits to this registration statement:

  3.1      --     Restated Certificate of Incorporation of the Company as
                  amended by Certificate of Amendment of Articles of Incorporation of the Company, dated as of July 8, 1987, and Certificate of Amendment to Restated Certificate of
                  Incorporation of the Company, dated November 17, 1987. Filed as Exhibit 3.1 to the Company's report on Form 10-K for the year ended December 31, 1993 and incorporated herein by reference.

 *3.2      --     Certificate of Amendment to Restated Certificate of
                  Incorporation of the Company, dated May 23, 2001.

  3.3      --     Restated Bylaws of the Company. Filed as Exhibit 3.1 to the
                  Company's report on Form 8-K dated August 13, 1998 (and filed on August 14, 1998) and incorporated herein by reference.

  4.1      --     Rights Agreement, dated as of June 8, 2000, between the
                  Company and First Chicago Trust Company of New York, as Rights
                  Agent. Filed as Exhibit 4.1 to the Company's report on Form
                  8-A dated June 15, 2000, and incorporated herein by reference.

  4.2      --     Form of Indenture between the Company and The Bank of New
                  York, as Trustee. Filed as Exhibit 4.1 to the Company's
                  Registration Statement on Form S-3 dated August 22, 1997, and incorporated herein by reference.

  4.3      --     Form of Note. Filed as Exhibit 4.2 to Amendment No. 1 to the
                  Company's Registration Statement on Form S-3, dated September
                  9, 1997 and incorporated herein by reference.

  4.4      --     Form of Note. Filed as Exhibit 4.1 to the Company's report on
                  Form 8-K, dated February 15, 2001, and incorporated herein by reference.

 *4.5      --     Smith International, Inc. Stock Plan for Outside Directors, as
                  amended.

 *5.1      --     Opinion of counsel regarding legality.

*23.1      --     Consent of Arthur Andersen LLP.

*23.2      --     Consent of counsel (included in the opinion of counsel, filed herewith as Exhibit 5.1).

*24.1      --     Power of Attorney (set forth on the signature page of this registration statement).

----------
*Filed herewith.

ITEM 9. UNDERTAKINGS.

(a)      Rule 415 Offering

         The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933.

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
         Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b)      Filings Incorporating Subsequent Exchange Act Documents by Reference

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h) Request for Acceleration of Effective Date or Filing of Registration Statement on Form S-8

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on July 26, 2001.

                               SMITH INTERNATIONAL, INC.


                               By:   /s/ DOUG ROCK
                                    ------------------------------
                               Doug Rock,
                               Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer




                                POWER OF ATTORNEY

         Each of the undersigned hereby appoints Doug Rock, Margaret K. Dorman, Loren K. Carroll and Neal S. Sutton, or each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any and all amendments and exhibits to this registration statement and any other documents to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully as to all intents and purposes as he or she himself or herself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on July 26, 2001.



                  SIGNATURE                                                TITLE
                  ---------                                                -----

         /s/ DOUG ROCK                                        Chairman of the Board,
         ----------------------------------                   Chief Executive Officer,
         Doug Rock                                            President and Chief Operating Officer

         /s/ MARGARET K. DORMAN                               Senior Vice President,
         ----------------------------------                   Chief Financial Officer
         Margaret K. Dorman                                   and Treasurer
                                                              (Principal Financial Officer and
                                                              Principal Accounting Officer)

         /s/ LOREN K. CARROLL                                 Executive Vice President and Director
         ----------------------------------
         Loren K. Carroll

         /s/ BENJAMIN F. BAILAR                               Director
         ----------------------------------
         Benjamin F. Bailar

         /s/ G. CLYDE BUCK                                    Director
         ----------------------------------
         G. Clyde Buck

         /s/ JAMES R. GIBBS                                   Director
         ----------------------------------
         James R. Gibbs

         /s/ JERRY W. NEELY                                   Director
         ----------------------------------
         Jerry W. Neely

         /s/ WALLACE S. WILSON                                Director
         ----------------------------------
         Wallace S. Wilson

                                  EXHIBIT INDEX



  EXHIBIT
  NUMBER                            DESCRIPTION
  ------                            -----------

    3.1    --     Restated Certificate of Incorporation of the Company as
                  amended by Certificate of Amendment of Articles of
                  Incorporation of the Company, dated as of July 8, 1987, and
                  Certificate of Amendment to Restated Certificate of
                  Incorporation of the Company, dated November 17, 1987. Filed as Exhibit 3.1 to the Company's report on Form 10-K for the year ended December 31, 1993 and incorporated herein by
                  reference.

   *3.2    --     Certificate of Amendment to Restated Certificate of
                  Incorporation of the Company, dated May 23, 2001.

    3.3    --     Restated Bylaws of the Company. Filed as Exhibit 3.1 to the
                  Company's report on Form 8-K dated August 13, 1998 (and filed on August 14, 1998) and incorporated herein by reference.

    4.1    --     Rights Agreement, dated as of June 8, 2000, between the
                  Company and First Chicago Trust Company of New York, as Rights
                  Agent. Filed as Exhibit 4.1 to the Company's report on Form
                  8-A dated June 15, 2000, and incorporated herein by reference.

    4.2    --     Form of Indenture between the Company and The Bank of New
                  York, as Trustee. Filed as Exhibit 4.1 to the Company's
                  Registration Statement on Form S-3 dated August 22, 1997, and incorporated herein by reference.

    4.3    --     Form of Note. Filed as Exhibit 4.2 to Amendment No. 1 to the
                  Company's Registration Statement on Form S-3, dated September
                  9, 1997 and incorporated herein by reference.

    4.4    --     Form of Note. Filed as Exhibit 4.1 to the Company's report on
                  Form 8-K, dated February 15, 2001, and incorporated herein by reference.

   *4.5    --     Smith International, Inc. Stock Plan for Outside Directors, as
                  amended.

   *5.1    --     Opinion of counsel regarding legality.

  *23.1    --     Consent of Arthur Andersen LLP.

  *23.2    --     Consent of counsel (included in the opinion of counsel, filed herewith as Exhibit 5.1).

  *24.1    --     Power of Attorney (set forth on the signature page of this registration statement).

----------
*Filed herewith.